American Funds Insurance Series®

Managed Risk Asset Allocation Fund

Summary Prospectus Supplement

February 29, 2016

(for Class P1 shares summary prospectus and Class
P2 shares summary prospectus dated May 1, 2015)

The information under the heading “Portfolio managers of the underlying fund” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro President	15 years	Partner – Capital World Investors
J. David Carpenter	2 years	Partner – Capital World Investors
David A. Daigle	6 years	Partner – Capital Fixed Income Investors
Jeffrey T. Lager	8 years	Partner – Capital World Investors
James R. Mulally	9 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit No. INP8BS-004-0216O CGD/8024-S52786